UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 2, 2019

Energizer Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-36837	36-4802442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

533 Maryville University Drive

St. Louis, Missouri 63141

(Address of principal executive offices)

Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 2, 2019, Energizer Holdings, Inc. (the “Company”) completed its acquisition (the “GBL Acquisition”) of the global battery, lighting and portable power business (the “GBL Business”) of Spectrum Brands Holdings, Inc., a Delaware corporation (“Spectrum”).

Additionally, as previously reported in a Current Report on Form 8-K filed with the SEC on November 15, 2018, the Company entered into a definitive Acquisition Agreement (the “GAC Acquisition Agreement”) with Spectrum. On the terms and subject to the conditions set forth in the GAC Acquisition Agreement, the Company agreed to acquire from Spectrum (the “GAC Acquisition”, and together with the GBL Acquisition, the “Acquisitions”) its global auto care business (the “GAC Business”, and together with the GBL Business, the “Acquired Businesses”).

The Company is filing this Amendment on Form 8-K/A to provide the financial statements of GBL Business, the GAC Business, and the pro forma financial information of the Company giving effect to the Acquisitions required by Items 9.01(a) and 9.01(b) of Form 8-K, and including certain other information related to the GAC Acquisition and related financing transactions.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited annual combined financial statements of the Acquired Businesses as of September 30, 2018 and 2017 and for the fiscal years ended September 30, 2018, 2017 and 2016, and the notes related thereto, are filed as Exhibits 99.1 and 99.2 (for the GBL Business and GAC Business respectively) hereto and incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2018, and the unaudited pro forma condensed combined statement of earnings of the Company for the fiscal year ended September 30, 2018, in each case giving effect to the Acquisitions and certain related transactions, are filed as Exhibit 99.3 hereto and incorporated by reference herein.

(d)	Exhibits.

23.1	Consent of KPMG, LLP, Independent Auditors for the GBL Business

23.2	Consent of KPMG, LLP, Independent Auditors for the GAC Business

99.1	Audited annual combined financial statements of the GBL Business as of September 30, 2018 and 2017 and for the fiscal years ended, September 30, 2018, 2017 and 2016.

99.2	Audited annual combined financial statements of the GAC Business as of September 30, 2018 and 2017 and for the fiscal years ended, September 30, 2018, 2017 and 2016.

99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2018, and unaudited pro forma condensed combined statement of earnings of the Company for fiscal year ended September 30, 2018, in each case giving effect to the Acquisitions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:	/s/ Timothy W. Gorman
Timothy W. Gorman
Executive Vice President and Chief Financial Officer

Dated: January 14, 2019